Exhibit 99.1
4Q and Full Year 2005 Earnings Conference Call Jean-Pierre Vandromme, CEO Nikolay Tokarev , Interim CFO When Thursday, March 9, 2006 9:00 a.m. (U.S. Eastern Time Zone) 2:00 p.m. (London time) 5:00 p.m. (Moscow time) Where to call U.S.: +1 (800) 553-0329 International: +1(612) 332-1213 No access code is necessary To hear a replay of the conference call: March 9,2006 05:45 p.m. through March 16, 2006 11:59 p.m. (U.S. Eastern Time Zone) U.S.: +1 (800) 475-6701 International: +1 (320) 365-3844 Enter Access Code: 819988 Live Webcast Please go to: http://www.goldentelecom.com/webcast_en (The web cast will also be available for replay on the Internet from March 10, 2006 )

Special Note Regarding Forward Looking Statements Statements made in this press release are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include those on the development of our fiber optic project and broadband strategy, including the expected benefits of such projects, and our plans to provide long distance services pursuant to the Russian and Ukrainian long distance licenses. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that we are not able to expand our fiber optic project as expected our broadband strategy is not realized as expected or that we are not able to offer services as expected pursuant from long distance licenses, the telecommunications environment may not develop as we expect, and that macroeconomic and political factors may restrict growth in our operating markets. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly report on Form 10- Q filed during 2005, current reports on Form 8-K filed during 2005 and 2006, the Company's annual report on Form 10-K for the year ended December 31, 2004. For additional information please contact: Investor Relations: Ranjit Singh e-mail: ir@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9332 www.goldentelecom.com

Continued Strong Performance Financial Year 2005 versus Financial Year 2004: 17% increase in basic EPS 21% year on year increase in operating income 17% year on year increase in net income 14% year on year increase in consolidated revenues 19% increase in BCS revenues 41% increase in BCS operating income 2005 Full Year Key Highlights

Continuous Financial Performance Source: Golden Telecom, Inc. 4Q05 REVENUE (in $ USD mln) 2005 Full Year REVENUE (in $ USD mln) 4Q05 OPERATING INCOME (in $ USD mln) 2005 Full Year OPERATING INCOME (in $ USD mln)

Continuous Financial Performance Source: Golden Telecom, Inc 4Q05 NET INCOME (in $ USD mln) 2005 Full Year NET INCOME (in $ USD mln) 4Q05 EPS (Basic) 2005 Full Year EPS (Basic)

Federal Transit Network

New Long Distance Set-up LD** operator Customer 2 Customer 1 LD** operator LD** operator LD** operator $ 100 % Bill *** Starting from 2006 this chain may include several operators Bill Bill $ 100% $ 20% $ 20% $ 20% $ 55% $ 45% $ 100% $ 0 % From 2006 Customer Customer Customer 2003 - 05 Till 2003 Billing Call DLD Local + Intra-zone FL* operator 1*** Local + Intra-zone FL* operator 1*** Local + Intra-zone FL* operator 1*** Local + Intra-zone FL* operator 1*** Local + Intra-zone FL* operator 2*** Local + Intra-zone FL* operator 2*** Local + Intra-zone FL* operator 2*** Local + Intra-zone FL* operator 2*** Bill Source: Renaissance Capital chart and estimates *FL - Fixed Line ** LD - Long Distance

Revenue LD % of GDP GTI Long Distance Potential Market 25 regions 77.1 mln Populations Businesses Residential LD Market Volume Populations Businesses Residential - 0.3 mln Coverage 88 regions Coverage LD Market Volume $ 1.9 bill. $ 3.3 bill. 143 mln 32 mln 1.3 mln Before LD License Deployment After LD License Deployment (2006 - Forecast) Share in GDP 57 % Share in GDP 100 % Source: IKS-Consulting, J'son & Partners

GTI Potential Market by Segments *in Multi-tenants Business Centers *in Multi-tenants Business Centers BEFORE LD License Deployment AFTER LD License Deployment

Fiber Optic Cable Lines /FOCL/


FINLAND
St. Petersburg
BELARUS
Moscow
Chekhov
Noginsk
Tula
Vladimir
Nizhny Novgorod
Cheboksary
UKRAINE
Lipetzk
Tsivilsk
Kazan
Perm
Izhevsk
Voronezh
Chistopol
Naberezhnye Chelny
Ekaterinburg
Tolyatti
Almetjevsk
Saratov
Bugulma
Samara
Oktaybrski
Ufa
Rostov-on-Don
Tikhoretsk
Krasnodar
KAZAKHSTAN

October 2005:
Acquisition of ownership interest in Antel Rascom Ltd.
FOCL Moscow - St.- Petersburg – the Finnish Border

November 2005:
Moscow – Nizhny Novgorod FOCL construction completed.
Joint Project with Vimpelcom

Next week:
Moscow - Nizhny Novgorod FOCL Commercial Launch

Q4- 2006:
N. Novgorod – Kazan – Ufa FOCL construction to be completed.
Joint Project with Vimpelcom.

2007:
Kazan-Naberezhnye Chelny – Perm - Ekaterinburg FOCL
Joint Project with Vimpelcom

2007:
Ufa-Samara-Saratov FOCL
Joint Project with Vimpelcom

Moscow – Voronezh – Rostov-on-Don - Krasnodar FOCL
Joint Project with Vimpelcom

Golden Telecom, Inc.
Page 10

GTI FOCL Regions Data Population, mln people Total Regional Product (billion USD) (2003) Fixed Line Market Value (billion USD) Total Telecom Market (billion USD) Total FOCL Region Covered Total RF 44% 143,500 63,458 54.4% 378 205 40% 11 4,4 53.4% 25 13 Source: IKS-Consulting

Broadband - GTI Long Term Strategy Broadband Internet Technology will enable us to offer high quality services throughout the CIS. Broadband + VoIP + TV + Mobile over Broadband (Quadric Play) Broadband Broadband + VoIP Broadband + VoIP + TV (Triple Play) Long Term Strategy : migration from traditional Time Division Multiple network to New Generation Network, Broadband, VOIP.

Broadband Access Leads the Way Total IP Bandwidth in Russia has doubled annually since 2003 The broadband explosion will further accelerate the demand for bandwidth 2005 2006 2007 2008 2009 2010 Source: IKS-Consulting, J'son & Partners 0.4 mln subscribers 1.1 mln subscribers

Broadband Project Milestones Wi-Fi Network is projected to provide: Universal broadband coverage in Moscow 702 Sq km Up to 3.9 mln households Almost all businesses in Moscow Broadband capabilities High Speed Internet Voice over Internet GTI's Aport Internet Search Engine to offer location based Search Services Framework Agreement with Nortel Networks for up to 5,000 outdoor/indoor Wi-Fi access points signed 100 access points already deployed in Moscow Beta testing scheduled to be completed during Q2, 2006 GTI's network is similar to the Wi-Fi municipal networks deployed by Google, Earthlink and others in: 870 DSLAM deployed outside of Moscow Total Capacity 25,260 ports - 17,030 deployed San Francisco Philadelphia Miami Minneapolis Rio Ranch Taipei etc